UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 10, 2008

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky  41011
(Address of principal executive offices)   (Zip Code)

P.O. Box 391, Covington, Kentucky  41012-0391
(Mailing Address)   (Zip Code)

Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Ashland Inc.’s Senior Vice President and Chief Financial Officer, Lamar M. Chambers, is scheduled to speak this morning in a series of small group presentations at the 2008 KeyBanc Capital Markets Basic Materials and Packaging Conference in Boston.  A copy of the supporting materials for this presentation is attached hereto as Exhibit 99.1, and incorporated herein by reference.  The supporting materials provide summary information and are to be considered in the context of Ashland’s filings with the Securities and Exchange Commission and other public announcements.

Ashland is furnishing this information under Item 8.01 to disclose nonpublic information pursuant to the SEC's Regulation FD.  By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

99.1  Presentation slides dated September 10, 2008.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASHLAND INC.
(Registrant)

September 10, 2008	/s/ Lamar M. Chambers
Lamar M. Chambers
Senior Vice President, Chief
Financial Officer and Controller

EXHIBIT INDEX

99.1    Presentation slides dated September 10, 2008.